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                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

                                A SERIES OF THE
                          VAN KAMPEN TAX EXEMPT TRUST

                    SUPPLEMENT DATED JANUARY 10, 2000 TO THE
                        PROSPECTUS DATED MARCH 30, 1999
         AS PREVIOUSLY SUPPLEMENTED ON MAY 3, 1999, SEPTEMBER 7, 1999,
                     SEPTEMBER 30, 1999 AND OCTOBER 8, 1999

    The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

    Effective January 24, 2000, Van Kampen High Yield Municipal Fund will reopen to new investors for a limited time and a limited amount. All requirements and conditions for a purchase of shares as described in the Fund's prospectus apply to orders received in this reopening of the Fund, including the right to refuse any order or to suspend the sale of the Fund's shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.